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                                                                    EXHIBIT 24.1

                              POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alpha A. Fowler, Jr. and J. David Higgins, and each of them, as his true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by Douglas Federal Bank, a Federal Savings Bank, and the Form SB-2 Registration Statement by First Deposit Bancshares, Inc. and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

                    Name                                             Date
                    ----                                             ----

                                                               February 26, 1999

/s/ Alpha A. Fowler, Jr.
----------------------------
Alpha A. Fowler, Jr., Chairman and Chief Executive
Officer (principal executive officer), and Chairman
and Chief Executive Officer of Douglas Federal Bank,
a Federal Savings Bank

                                                               February 26, 1999

/s/ J. David Higgins
----------------------------
J. David Higgins, President and Director, and President and
Director of Douglas Federal Bank, a Federal Savings Bank

                                                               February 26, 1999

/s/ John L. King
----------------------------
John L. King, Chief Financial Officer, Vice President and
Director (principal accounting and financial officer), and
Vice President, Controller and Director of Douglas Federal
Bank, a Federal Savings Bank
                                                               February 26, 1999

/s/ Mac C. Abercrombie, Jr.
----------------------------
Mac C. Abercrombie, Jr., Director, and Director of Douglas
Federal Bank, a Federal Savings Bank
                                                               February 26, 1999

/s/ Danny A. Belyeu
----------------------------
Danny A. Belyeu, Director, and Director of Douglas Federal
Bank, a Federal Savings Bank
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                                                               February 26, 1999

/s/ Carlton H. Boyd
----------------------------
Carlton H. Boyd, Director, and Director of Douglas Federal
Bank, a Federal Savings Bank

                                                               February 26, 1999

/s/ Joseph H. Fowler
----------------------------
Joseph H. Fowler, Director, and Director of Douglas Federal
Bank, a Federal Savings Bank

                                                               February 26, 1999

/s/ John B. Zellars
----------------------------
John B. Zellars, Director, and Director of Douglas Federal
Bank, a Federal Savings Bank